UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2021

Presidio Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34049	33-0841255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (760) 471-8536

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC
9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value per share	SQFTP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On July 22, 2021, Presidio Property Trust, Inc. (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”).  The Annual Meeting was initially convened as noticed on May 27, 2021 but was adjourned due to lack of quorum.  Of the 9,895,051 shares of common stock issued and outstanding and eligible to vote as of the record date of April 1, 2021, 5,072,245 shares, or 51.26% of the eligible shares, were present in person or represented by proxy at the Annual Meeting, and therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 13, 2021.

The final voting results on the proposals presented for stockholders approval at the Annual Meeting were as follows:

Proposal 1:  Six (6) director nominees were elected to serve on the Company’s board of directors until the Company’s next annual meeting of stockholders or until their respective successors are duly elected and qualified, as follows:

DIRECTOR	FOR	WITHHELD	Broker Non-Votes
Jennifer A Barnes	2,849,383	184,231	2,038,611
David T. Bruen	2,907,229	126,385	2,038,611
Larry G. Dubose	2,892,748	140,866	2,038,611
James R. Durfey	2,888,542	145,072	2,038,611
Jack K. Heilbron	2,816,657	216,957	2,038,611
Sumner J. Rollings	2,797,177	236,437	2,038,611

Proposal 2:  The appointment of Baker Tilly US, LLP (successor to Squar Milner LLP following their combination) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified, as follows:

FOR	AGAINST	ABSTAIN
4,742,999	266,737	62,489

Proposal 3:  An amendment to the Company's charter was not approved to provide for "blank check" common stock, as follows:

FOR	AGAINST	ABSTAIN
2,544,030	299,997	189,587

Proposal 4:   No other business properly came before the meeting, so no vote was needed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESIDIO PROPERTY TRUST, INC.

	By:	/s/ Adam Sragovicz
		Name:	Adam Sragovicz
		Title:	Chief Financial Officer

Dated: July 23, 2021